Rule 497(c)
                                                    1940 Act File No. 811-04447
                                                    1933 Act Reg. No. 033-01182

PROSPECTUS                                                     JANUARY 31, 2005

                              THE BRANDYWINE FUNDS

                          (THE BRANDYWINE FUNDS LOGO)

                             BRANDYWINE FUND, INC.

                           BRANDYWINE BLUE FUND, INC.

     "NEVER INVEST IN THE STOCK MARKET -- INVEST IN INDIVIDUAL BUSINESSES."

  THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION
                     TO THE CONTRARY IS A CRIMINAL OFFENSE.

                               TABLE OF CONTENTS

QUESTIONS YOU SHOULD ASK BEFORE
  INVESTING IN BRANDYWINE FUNDS                                              1

FEES AND EXPENSES                                                            3

INVESTMENT OBJECTIVES, STRATEGIES
  AND RISKS                                                                  4

DISCLOSURE OF
  PORTFOLIO HOLDINGS                                                         4

MANAGEMENT OF THE FUNDS                                                      4

DETERMINING NET ASSET VALUE                                                  5

ABOUT OUR MINIMUM REQUIREMENTS
  FOR INITIAL INVESTMENT                                                     5

INVESTING WITH BRANDYWINE FUNDS                                              6

   How to Open Your Brandywine
     Funds Account                                                           6

   How to Buy Additional Shares in
     Brandywine Funds                                                        8

   How to Sell Shares in
     Brandywine Funds                                                        8

   Payment of Redemption Proceeds                                            9

   Disclosures Related
     to Market Timing                                                       10

   How to Exchange Shares                                                   10

DIVIDENDS, DISTRIBUTIONS
  AND TAXES                                                                 11

SHAREHOLDER STATEMENTS
  AND REPORTS                                                               11

ACCOUNT SERVICES AND POLICIES                                               12

FINANCIAL HIGHLIGHTS                                                        12

PRIVACY POLICY                                                              14

HOUSEHOLD DELIVERY
  OF SHAREHOLDER DOCUMENTS                                                  14

SHARE PURCHASE APPLICATION                                                  15

                               A WORD ABOUT RISK

  Look for this "warning flag" symbol throughout the prospectus. It is used to mark detailed information about each type of risk that you, as a shareholder, will confront.


         QUESTIONS YOU SHOULD ASK BEFORE INVESTING IN BRANDYWINE FUNDS

1.   WHAT IS THE FUNDS' GOAL?

     Brandywine Funds seek capital appreciation.

2.   WHAT ARE THE FUNDS' PRINCIPAL INVESTMENT STRATEGIES?

     The Brandywine Funds invest principally in common stocks of U.S. companies, and, to a lesser extent, in equity securities of foreign issuers, usually those which are publicly traded in the United States either directly or through American Depositary Receipts ("ADRs"). They utilize a fundamentals-driven, company-by-company investment approach that is based on the belief that you should invest in individual businesses, not in the stock market. The Brandywine Funds will invest in companies in a broad range of industries but generally focus on companies whose earnings are growing by at least 20% per year and whose stocks sell at reasonable price-to-earnings ratios. They target fundamentally sound companies that are experiencing a positive change.

     The Funds adhere to a firm sell discipline.  The Funds will sell a stock:

     o With deteriorating fundamentals such as contracting margins or reduced revenue growth

     o  When investor expectations have become unrealistically high

     o  When they find a better investment

     While this sell discipline is likely to cause the Funds to have annual portfolio turnover rates of approximately 200-300%, it also causes the Funds to keep seeking better investment alternatives.

     Brandywine Fund invests in companies of all sizes. Brandywine Blue Fund invests almost exclusively in mid-cap and larger companies, usually companies having a market capitalization of more than $6 billion.

3.   WHAT ARE THE PRINCIPAL RISKS OF INVESTING IN THE FUNDS?

     The Funds invest principally in common stocks. The prices of the stocks in which the Funds invest may decline for a number of reasons. These reasons include factors that are specific to one or more stocks in which the Funds invest as well as factors that affect the equity securities markets generally. The price declines may be steep, sudden and/or prolonged. As a consequence, investors in the Funds may lose money.

     Investments in foreign securities, even though publicly traded in the United States, may involve risks which are in addition to those inherent in domestic investments. Foreign companies may not be subject to the regulatory requirements of U.S. companies and, as a consequence, there may be less publicly available information about such companies. Also foreign companies may not be subject to uniform accounting, auditing and financial reporting standards and requirements comparable to those applicable to U.S. companies.

     The Funds are actively managed and will have high portfolio turnover. High portfolio turnover necessarily results in greater transaction costs, such as brokerage commissions, which the Funds must pay and short term capital gains (or losses) to investors. Greater transaction costs may reduce Fund performance. Distributions to shareholders of short-term capital gains are taxed as ordinary income under current federal income tax laws.


     Frequent purchases and redemptions of shares of the Funds by a shareholder may harm other shareholders by interfering with the efficient management of the Funds' portfolios, increasing brokerage and administrative costs, and potentially diluting the value of their shares. However, the Funds' Board of Directors has determined not to adopt policies and procedures that discourage frequent purchases and redemptions of shares of the Funds because the Funds have not experienced frequent purchases and redemptions of shares of the Funds that have been disruptive to the Funds. The Funds' officers receive reports on a regular basis as to purchases and redemptions of shares of the Funds and review these reports to determine if there is any unusual trading in shares of the Funds. The Funds' officers will report to the Board of Directors any such unusual trading in shares of the Funds. In such event, the Funds' Board of Directors will reconsider its decision not to adopt policies and procedures.


     The Funds are a suitable investment only for those investors who have long-term investment goals such as investing for retirement. If you may need to redeem your shares in a hurry, or if you are uncomfortable with an investment that will fluctuate in value, the Funds may not be the right choice for you.

4.   HOW HAVE THE FUNDS PERFORMED?

     The bar charts and tables that follow provide some indication of the risks of investing in the Funds by showing changes in the Funds' performance from year to year and by showing how their average annual returns over 1, 5 and 10 years compare with those of the Indexes listed for each Fund. Please be aware that past performance (before and after taxes) is not necessarily an indication of future performance. The Funds may perform better or worse in the future.


                             BRANDYWINE FUND, INC.
                        (Total return per calendar year)

                         1995                  35.7463%
                         1996                  24.9226%
                         1997                  12.0227%
                         1998                  -0.6516%
                         1999                  53.5000%
                         2000                   7.1000%
                         2001                 -20.5500%
                         2002                 -21.7100%
                         2003                  31.4600%
                         2004                  13.1100%


Note: During the ten year period shown on the bar chart, the Fund's highest total return for a quarter was 32.46% (quarter ended December 31, 1999) and the lowest total return for a quarter was -18.88% (quarter ended September 30, 1998).


   AVERAGE ANNUAL
    TOTAL RETURNS
(FOR THE PERIODS ENDED                          ONE         FIVE         TEN
  DECEMBER 31, 2004)                            YEAR        YEARS       YEARS
----------------------                          ----        -----       -----
Brandywine Fund
   Return before taxes                         13.11%      -0.19%       11.12%
   Return after taxes
     on distributions(1)<F1>                   13.11%      -2.28%        8.52%
   Return after taxes on
     distributions and sale
     of Fund shares(1)<F1>                      8.52%      -1.06%        8.49%
S&P 500(2)<F2>(3)<F3>                          10.88%      -2.30%       12.07%
Russell 3000(2)<F2>(4)<F4>                     11.95%      -1.16%       12.01%
Russell 3000 Growth(2)<F2>(5)<F5>               6.93%      -8.87%        9.30%
Wilshire 5000 Total
  Market Index(2)<F2>(6)<F6>                   10.85%      -2.82%       10.18%


(1)<F1> The after-tax returns above were calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The Fund's return after taxes on distributions and sale of Fund shares may be higher than its returns before taxes and after taxes on distributions because it may include a tax benefit resulting from the capital losses that would have been incurred.
(2)<F2>   Reflects no deduction for fees, expenses or taxes.
(3)<F3> The S&P 500 Index consists of 500 stocks, mostly on the New York Stock Exchange, selected by the Standard & Poor's Ratings Group. Each stock's weighting is based on its relative total market value. Stocks may be added or deleted from the Index which assumes reinvestment of dividends.
(4)<F4> The Russell 3000, a trademark of the Frank Russell Company, is the 3,000 largest publicly traded companies in the United States equity market and does include income.
(5)<F5> The Russell 3000 Growth Index measures the performance of those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values. The stocks in this index are also members of either the Russell 1000 Growth or the Russell 2000 Growth indexes and does include income.
(6)<F6> The Wilshire 5000 Total Market Index represents the broadest index for the U.S. equity market, measuring the performance of all U.S. headquartered equity securities with readily available price data and does not include income.


                           BRANDYWINE BLUE FUND, INC.
                        (Total return per calendar year)

                         1995                  32.3283%
                         1996                  23.2309%
                         1997                  19.2510%
                         1998                  -0.9817%
                         1999                  49.3600%
                         2000                   6.8100%
                         2001                 -22.8100%
                         2002                 -13.4900%
                         2003                  29.3900%
                         2004                  19.2700%


Note: During the ten year period shown on the bar chart, the Fund's highest total return for a quarter was 31.37% (quarter ended December 31, 1999) and the lowest total return for a quarter was -19.93% (quarter ended September 30, 1998).


   AVERAGE ANNUAL
    TOTAL RETURNS
(FOR THE PERIODS ENDED                          ONE         FIVE         TEN
  DECEMBER 31, 2004)                            YEAR        YEARS       YEARS
----------------------                          ----        -----       -----
Brandywine Blue Fund
   Return before taxes                         19.27%       1.94%      12.21%
   Return after taxes
     on distributions(1)<F7>                   19.27%       0.35%      10.41%
   Return after taxes on
     distributions and sale
     of Fund shares(1)<F7>                     12.53%       0.94%       9.96%
S&P 500(2)<F8>(3)<F9>                          10.88%      -2.30%      12.07%
Russell 1000(2)<F8>(4)<F10>                    11.40%      -1.76%      12.16%
Russell 1000 Growth(2)<F8>(5)<F11>              6.30%      -9.29%       9.59%


(1)<F7> The after-tax returns above were calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The Fund's return after taxes on distributions and sale of Fund shares may be higher than its returns before taxes and after taxes on distributions because it may include a tax benefit resulting from the capital losses that would have been incurred.
(2)<F8>   Reflects no deduction for fees, expenses or taxes.
(3)<F9> The S&P 500 Index consists of 500 stocks, mostly on the New York Stock Exchange, selected by the Standard & Poor's Ratings Group. Each stock's weighting is based on its relative total market value. Stocks may be added or deleted from the Index which assumes reinvestment of dividends.
(4)<F10> The Russell 1000, a trademark of the Frank Russell Company, is the largest 1,000 publicly traded companies in the United States equity market and does include income.
(5)<F11> The Russell 1000 Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values and does include income.

                               FEES AND EXPENSES

  This table describes the fees and expenses that you may pay if you buy and hold shares of the Funds.

                                                  BRANDYWINE     BRANDYWINE
                                                     FUND        BLUE FUND
                                                  ----------     ----------
SHAREHOLDER FEES
(FEES PAID DIRECTLY FROM
  YOUR INVESTMENT)
   Maximum Sales Charge (Load)
     Imposed on Purchases (as a
     percentage of offering price).                 None           None
   Maximum Deferred
     Sales Charge (Load)                            None           None
   Maximum Sales Charge (Load)
     Imposed on Reinvested
     Dividends and Distributions                    None           None
   Redemption Fee                                   None*<F12>     None*<F12>
   Exchange Fee                                     None           None

ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED
  FROM FUND ASSETS)
   Management Fees                                  1.00%          1.00%
   Distribution and/or
     Service (12b-1) Fees                           None           None
   Other Expenses                                   0.08%          0.13%
                                                    -----          -----
   Total Fund Operating
     Expenses                                       1.08%          1.13%

*<F12> The Funds' transfer agent charges a fee of $15.00 for each wire redemption.

Example:

  This example is intended to help you compare the cost of investing in the Funds with the cost of investing in other mutual funds.

  The example assumes that you invest $10,000 in the Funds for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that you reinvest all dividends and distributions and that your investment has a 5% return each year and that the Funds' operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

                           1 YEAR        3 YEARS        5 YEARS        10 YEARS
                           ------        -------        -------        -------
Brandywine Fund             $110           $343           $595          $1,317
Brandywine Blue             $115           $359           $622          $1,375

                  INVESTMENT OBJECTIVES, STRATEGIES AND RISKS
                        THE FUNDS' INVESTMENT OBJECTIVE

  Each Fund's investment objective is capital appreciation. The Funds may change their investment objective without obtaining shareholder approval. Please remember that an investment objective is not a guarantee. An investment in the Funds may not appreciate and investors may lose money.

                        THE FUNDS' INVESTMENT STRATEGIES

  The Funds' investment adviser believes the Funds are most likely to achieve their investment objective if they consistently invest in companies that perform better than the investment community expects. Accordingly, the Funds invest in fundamentally sound companies that are experiencing a positive change. Fundamentally sound companies generally have some or all of the following attributes:

      Earnings growth of over 20% annually
      High rates of profitability
      Strong balance sheets
      High quality of earnings (i.e., earnings realized through the normal sale of products or services rather than earnings or losses from non-recurring events)

  The positive change could be:
      New products
      New management
      An acquisition or divestiture
      Legislative changes

  The Brandywine Funds typically do not invest in companies with high price-to-earnings ratios because these companies are less likely to perform better than the investment community expects. The Funds are generally more likely to invest in lesser known companies moving from a lower to higher market share position within their industry groups than the largest and best known companies in such groups.

                               PRINCIPAL RISKS OF
                             INVESTING IN THE FUNDS


  Investing in shares of common stock or in ADRs involves risks. The common stocks or ADRs in which the Funds invest may decline in value for any number of reasons. If that happens, the value of your investment will decline as well. The Funds' investment adviser believes that the following are some of the main reasons why common stocks or ADRs purchased by the Funds may decline in value.


  1. The Funds' investment adviser was incorrect in its assessment of a company's prospects.

  2. The Funds' investment adviser was correct in its assessment of a company's prospects, but the company was out-of-favor with other investors.

  3. Investor psychology in the marketplace shifted from equity securities in general to other assets such as debt securities or money market instruments (sometimes called "a flight to safety").

                         TEMPORARY DEFENSIVE POSITIONS

  The Funds may, in response to adverse market, economic, political or other conditions, take temporary defensive positions that are inconsistent with the Funds' principal investment strategies but that are dictated by their sell discipline. This means the Funds will attempt to avoid losses by investing in money market instruments such as United States Treasury Bills, commercial paper and repurchase agreements. The Funds will not be able to achieve their investment objectives of capital appreciation to the extent that they invest in money market instruments since these securities do not appreciate in value. When the Funds are not taking a temporary defensive position, they still will hold enough cash and money market instruments to meet current needs and to take advantage of investment opportunities.

                        DISCLOSURE OF PORTFOLIO HOLDINGS


  The Statement of Additional Information for the Funds, which is incorporated by reference into this Prospectus, contains a description of the Funds' policies and procedures with respect to the disclosure of its portfolio holdings.


                            MANAGEMENT OF THE FUNDS

                               ABOUT THE ADVISER

  Friess Associates, LLC (the "Adviser"), 115 East Snow King Avenue, P. O. Box 576, Jackson, Wyoming 83001 manages the investment portfolios for the Funds.
The Adviser may delegate some or all of its investment advisory responsibilities to its affiliate, Friess Associates of Delaware, LLC (the "Sub-Adviser"), 3711 Kennett Pike, P. O. Box 4166, Greenville, Delaware 19807. In addition to the Funds, Friess Associates, LLC is the investment adviser to Brandywine Advisors Fund and individual and institutional clients with substantial investment portfolios. Friess Associates was established in 1974. Affiliated Managers Group, Inc. ("AMG") owns a majority interest in both the Adviser and the Sub-Adviser and is the managing member of both.

                                  COMPENSATION

  As the investment adviser to the Funds, the Adviser manages the investment portfolios for the Funds. The Funds pay the Adviser an annual investment advisory fee, which is calculated daily and paid monthly, at an annual rate of 1% of the net assets of the Funds.

  The Adviser, NOT THE BRANDYWINE FUNDS, pays the Sub-Adviser a fee equal to 110% of the monthly expenses the Sub-Adviser incurs in performing its services as Sub-Adviser.

                              INVESTMENT DECISIONS

  The Adviser and, if so delegated, the Sub-Adviser supervise the investment portfolios of the Funds, directing the purchase and sale of investment securities in the day to day management of the Funds. In allocating brokerage business for the Funds, the Adviser takes into consideration the research, analytical, statistical and other information and services provided by the broker, such as general economic reports and information, reports or analyses of particular companies or industry groups, market timing and technical information, and the availability of the brokerage firm's analysts (or analysts of other firms retained by the broker) for consultation.

  All investment decisions are made by a team of investment professionals representing the Adviser or the Sub-Adviser, any of whom may make recommendations subject to the final approval of William D'Alonzo or another senior member of the Adviser's management team to whom he may delegate the authority.


  Mr. D'Alonzo has been an officer of both Funds since 1990 and a director since 2001 and Chairman of the Board of Directors since 2004. He is also Chief Investment Officer and Chief Executive Officer of both the Adviser and the Sub-Adviser. Foster Friess has been an officer and a director of Brandywine Fund and Brandywine Blue Fund since they were incorporated in 1985 and 1990, respectively. He is also Chairman of both the Adviser and the Sub-Adviser.


                          DETERMINING NET ASSET VALUE

  The price at which investors purchase shares of the Funds and at which shareholders redeem shares of the Funds is called the net asset value ("NAV"). The Funds calculate NAV as of the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. Eastern Time) on each day the New York Stock Exchange is open for trading. The New York Stock Exchange is closed on most national holidays and on Good Friday. The Funds calculate NAV based on the market price of the securities (other than money market instruments) they hold.


  If market quotations are not available, the Funds will value securities at their fair value pursuant to procedures established by and under the supervision of the Board of Directors. The fair value of a security is the amount which a Fund might reasonably expect to receive upon a current sale. Valuing securities at fair value involves greater reliance on judgment than securities that have readily available market quotations. There can be no assurance that the Funds could obtain the fair value assigned to a security if they were to sell the security at approximately the time at which the Funds determine their net asset value per share. Market quotations may not be available, for example, if trading in particular securities was halted during the day and not resumed prior to the close of trading on the New York Stock Exchange.


  If the transfer agent, U.S. Bancorp Fund Services, LLC, receives your request to buy or to sell shares by the close of regular trading on the New York Stock Exchange, your transaction will be priced at that day's NAV. If the transfer agent receives your request after that time, it will be priced at the next business day's NAV.


  The NAV of each Fund can be found daily on the Funds' website, www.brandywinefunds.com and in the mutual fund listings of most major newspapers under the heading "Brandywine Funds." The Nasdaq symbols are "BRWIX" for Brandywine Fund and "BLUEX" for Brandywine Blue Fund.


                               ABOUT OUR MINIMUM
                            REQUIREMENTS FOR INITIAL
                                   INVESTMENT

  The Board of Directors has established $10,000 as the minimum initial investment in each of the Brandywine Funds.

  Employees, officers and directors of the Funds, the Adviser or the Sub-Adviser or firms providing contractual services to the Funds, members of their immediate families (spouses, siblings, parents, children and grandchildren) and retirement plans and trusts for their benefit may purchase shares without regard to the minimum. The officers of the Funds may, but are not required to, waive or lower the requirement for charitable organizations and employee benefit plans whose aggregate investment exceeds a Fund's minimum initial investment requirement. The officers may also, but are not required to, waive or lower the requirement for shareholders' spouses, parents, children and grandchildren under special circumstances, considering the additional shares to be an extension of the investment of the first shareholder.

                                 INVESTING WITH
                                BRANDYWINE FUNDS

  Our goal is to make it easy and pleasant for you to do business with us. This section will help you become familiar with the many different services we offer to you as a shareholder.

                                HOW TO OPEN YOUR
                            BRANDYWINE FUNDS ACCOUNT

1.   Read this prospectus carefully.

2.   Determine how much you want to invest and in which fund.

MINIMUM INVESTMENTS ARE AS FOLLOWS:

BRANDYWINE FUND
TO OPEN A NEW ACCOUNT                                               $10,000
TO ADD TO AN EXISTING ACCOUNT                                        $1,000

BRANDYWINE BLUE FUND
TO OPEN A NEW ACCOUNT                                               $10,000
TO ADD TO AN EXISTING ACCOUNT                                        $1,000


3. Complete the appropriate parts of the purchase application at the back of this prospectus, carefully following the instructions. (Additional purchase applications may be obtained from the Funds' website, www.brandywinefunds.com or by contacting the Funds.)


     Please be sure to provide your Social Security or taxpayer identification number on the application. If you have questions, please contact our Investor Service Representatives at 1-800-656-3017 or 1-414-765-4124.

     In compliance with the USA PATRIOT Act of 2001, please note that the transfer agent will verify certain information on your account application as part of the Funds' Anti-Money Laundering Program. As requested on the application, you must supply your full name, date of birth, social security number and permanent street address. Mailing addresses containing a P.O. Box will not be accepted. Please contact the transfer agent if you need additional assistance with your application.

     If the Funds do not have a reasonable belief of the identity of a customer, the account will be rejected or the customer will not be allowed to perform a transaction on the account until such information is received. The Funds may also reserve the right to close the account within 5 business days if clarifying information/documentation is not received.

4. Complete the appropriate parts of the account privileges section of the application. By applying for privileges, such as telephone redemption, electronic transfer, wire transfer and Internet access to your account balance information now, you can avoid the delay and inconvenience later of having to file an additional form. To add most of these privileges at a later date would require a signature guarantee. See "To Obtain a Signature Guarantee" on page 9.

5. Enclose your check. All checks should be made payable to: Brandywine Fund, Inc. or Brandywine Blue Fund, Inc., as applicable. All checks must be drawn on a bank located within the U.S. and must be payable in U.S. dollars. The Funds will not accept payment in cash or money orders. The Funds also do not accept cashier's checks in amounts of less than $10,000. To prevent check fraud, the Funds will not accept third party checks, Treasury checks, credit card checks, traveler's checks or starter checks for the purchase of shares.

U.S. BANCORP FUND SERVICES, LLC, THE FUNDS' TRANSFER AGENT, WILL CHARGE A $25 FEE AGAINST A SHAREHOLDER'S ACCOUNT FOR ANY PAYMENT CHECK RETURNED TO THE TRANSFER AGENT. THE SHAREHOLDER WILL ALSO BE RESPONSIBLE FOR ANY LOSSES SUFFERED BY THE FUNDS AS A RESULT.

6.   Send application and check to:

BY MAIL

     FOR FIRST CLASS MAIL
     Brandywine Fund, Inc. or
       Brandywine Blue Fund, Inc.
     c/o U.S. Bancorp Fund Services, LLC
     P.O. Box 701
     Milwaukee, WI 53201-0701

     FOR OVERNIGHT DELIVERY SERVICE OR REGISTERED MAIL:
     Brandywine Fund, Inc. or
       Brandywine Blue Fund, Inc.
     c/o U.S. Bancorp Fund Services, LLC
     615 E. Michigan St., 3rd Floor
     Milwaukee, WI 53202-5207

     PLEASE DO NOT MAIL LETTERS BY OVERNIGHT DELIVERY SERVICE OR REGISTERED MAIL TO THE POST OFFICE BOX ADDRESS. THE FUNDS DO NOT CONSIDER THE U.S. POSTAL SERVICE OR OTHER INDEPENDENT DELIVERY SERVICES TO BE THEIR AGENTS. THEREFORE, DEPOSIT IN THE MAIL OR WITH SUCH SERVICES, OR RECEIPT AT U.S. BANCORP FUND SERVICES, LLC POST OFFICE BOX, OF PURCHASE APPLICATIONS OR REDEMPTION REQUESTS DO NOT CONSTITUTE RECEIPT BY THE TRANSFER AGENT OR THE FUNDS.

BY WIRE

  You may purchase shares by wire transfer.

  Initial Investment by Wire - If you wish to open an account by wire, please call 1-800-656-3017 or 1-414-765-4124 before you wire funds in order to make arrangements with a telephone service representative to submit your completed application via mail, overnight delivery, or facsimile. Upon receipt of your application, your account will be established and a service representative will contact you within 24 hours to provide an account number and wiring instructions. You may then contact your bank to initiate the wire using the instructions you were given.

  Subsequent Investments by Wire - Please call 1-800-656-3017 or 1-414-765-4124 before you wire funds in order to advise the transfer agent of your intent to wire funds. This will ensure prompt and accurate credit upon receipt of your wire.

  WIRE TO:
  U.S. Bank, N.A.
  777 East Wisconsin Avenue
  Milwaukee, Wisconsin 53202
  ABA 075000022

  CREDIT:
  U.S. Bancorp Fund Services, LLC
  Account 112-952-137

  FURTHER CREDIT:
  Brandywine Fund, Inc. or
    Brandywine Blue Fund, Inc.
  (shareholder account number)
  (shareholder registration)


  Wired funds must be received prior to 4:00 p.m. Eastern time to be eligible for same day pricing. THE FUNDS AND U.S. BANK, N.A. ARE NOT RESPONSIBLE FOR THE CONSEQUENCES OF DELAYS RESULTING FROM THE BANKING OR FEDERAL RESERVE WIRE SYSTEM, OR FROM INCOMPLETE WIRING INSTRUCTIONS.


THROUGH BROKER-DEALERS, FINANCIAL INSTITUTIONS AND OTHERS

  Some broker-dealers may sell shares of the Funds. These broker-dealers may charge investors a fee either at the time of purchase or redemption. The fee, if charged, is retained by the broker-dealer and not remitted to the Funds or the Adviser. Some broker-dealers may purchase and redeem shares on a three day settlement basis. This means that the broker-dealer will pay for, and the Fund will issue, the shares on the third business day following the day the Fund receives the purchase order.

  The Funds may enter into agreements with broker-dealers, financial institutions or other service providers ("Servicing Agents") that may include the Funds as investment alternatives in the programs they offer or administer. Servicing Agents may:

  1. Become shareholders of record of the Funds. This means all requests to purchase additional shares and all redemption requests must be sent through the Servicing Agent.

  2. Use procedures and impose restrictions that may be in addition to, or different from, those applicable to investors purchasing shares directly from the Funds.

  3. Charge fees to their customers for the services they provide them. Also, the Funds and/or the Adviser may pay fees to Servicing Agents to compensate them for the services they provide their customers.

  4. Be allowed to purchase shares by telephone with payment to follow the next day. If the telephone purchase is made prior to the close of regular trading on the New York Stock Exchange, it will receive same day pricing.

  5. Be authorized to accept purchase orders on the Funds' behalf (and designate other Servicing Agents to accept purchase orders on behalf of the Funds). This means that if the Funds have entered into an agreement with a Servicing Agent pursuant to which the Servicing Agent (or its designee) has been authorized to accept purchase orders on the Funds' behalf, then all purchase orders received in good order by the Servicing Agent (or its designee) before 4:00 p.m. Eastern Time will receive that day's net asset value, and all purchase orders received in good order by the Servicing Agent (or its designee) after 4:00 p.m. Eastern Time will receive the next day's net asset value.

  If you decide to purchase shares through Servicing Agents, please carefully review the program materials provided to you by the Servicing Agent. When you purchase shares of the Funds through a Servicing Agent, it is the responsibility of the Servicing Agent to place your order with the Fund on a timely basis. If the Servicing Agent does not place your order with the Fund on a timely basis, or if it does not pay the purchase price to the Fund within the period specified in its agreement with the Funds, it may be held liable for any resulting fees or losses.

OTHER INFORMATION ABOUT PURCHASING SHARES OF THE FUNDS


  The Funds may reject any purchase application for any reason. The Funds will not accept purchase orders made by telephone, unless they are from a Servicing Agent which has an agreement with the Funds or are made in accordance with the wiring instructions on page 7. Shares of the Funds have not been registered for sale outside of the U.S.


SHARE CERTIFICATES

  Shares are credited to your account, but certificates are not issued unless you request them by writing to:

  The Brandywine Funds
  c/o U.S. Bancorp Fund Services, LLC
  P.O. Box 701
  Milwaukee, WI  53201-0701

                   HOW TO GET IN TOUCH WITH BRANDYWINE FUNDS

               If you have any questions, please call one of our
                      Investor Service Representatives at:
                        1-800-656-3017 or 1-414-765-4124
                  Monday - Friday  8:00 a.m. - 7:00 p.m. CST.

                        HOW TO BUY ADDITIONAL SHARES IN
                                BRANDYWINE FUNDS


  You may purchase additional shares (at least $1,000) by mailing your check with an Invest-By-Mail form detached from your confirmation statement to the address listed on the form or by following the wiring instructions on page 7. The Funds do not accept telephone orders for purchase of shares.


  All checks should be made payable to: Brandywine Fund, Inc. or Brandywine Blue Fund, Inc., as applicable. All checks must be drawn on a bank located within the U.S. and must be payable in U.S. dollars. The Funds will not accept payment in cash or money orders. The Funds also do not accept cashier's checks in amounts of less than $10,000. To prevent check fraud, the Funds will not accept third party checks, Treasury checks, credit card checks, traveler's checks or starter checks for the purchase of shares.

NOTE:

  In the case of retirement plan accounts established through Servicing Agents, additional shares may be purchased by the plans through Servicing Agents without regard to the Funds' minimum subsequent purchase amounts.

                             HOW TO SELL SHARES IN
                                BRANDYWINE FUNDS

IMPORTANT TAX NOTE:

  ANY SALE OR EXCHANGE OF SHARES IN A NON-RETIREMENT ACCOUNT COULD RESULT IN A TAXABLE GAIN OR LOSS. THE RECEIPT OF PROCEEDS OF THE REDEMPTION OF SHARES HELD IN AN IRA WILL CONSTITUTE A TAXABLE DISTRIBUTION OF BENEFITS FROM THE IRA UNLESS A QUALIFYING ROLLOVER CONTRIBUTION IS MADE. SHAREHOLDERS WHO REDEEM SHARES HELD IN AN IRA MUST INDICATE ON THEIR REDEMPTION REQUEST WHETHER OR NOT TO WITHHOLD FEDERAL INCOME TAXES. IF NOT, THESE REDEMPTIONS, AS WELL AS REDEMPTIONS OF OTHER RETIREMENT PLANS NOT INVOLVING A DIRECT ROLLOVER TO AN ELIGIBLE PLAN, WILL BE SUBJECT TO FEDERAL INCOME TAX WITHHOLDING.

  You may sell (redeem) some or all of your shares at any time during normal business hours. IF YOU HOLD PHYSICAL CERTIFICATES FOR YOUR SHARES, THEY SHOULD BE MAILED TO OR DEPOSITED WITH U.S. BANCORP FUND SERVICES, LLC AND SHOULD BE ACCOMPANIED WITH A WRITTEN REQUEST FOR REDEMPTION. THE WRITTEN REQUEST SHOULD CONTAIN A SIGNATURE GUARANTEE. EVEN THOUGH THE BACK OF THE CERTIFICATE CONTAINS A LINE FOR A SIGNATURE AND SIGNATURE GUARANTEE, PLEASE RETURN THE CERTIFICATES UNSIGNED.

  YOU WILL NEED TO ASSEMBLE THE FOLLOWING INFORMATION:

  O  the account number(s)

  O  the amount of money or number of shares being redeemed


  O  the name(s) on the account


  O  your daytime phone number

  O the signature(s) of all registered account owners, if you plan to request a redemption in writing

  O a signature guarantee is also required under special circumstances, including...

     1. If you wish the check to be sent to an address or person other than as registered with the Funds.

     2. You would like the check mailed to an address which has been changed within 30 days of the redemption request.

     3. When changing ownership on an account.


     4. When automated bank information is being changed or added to an account.


  O additional documentation may be required for redemptions by corporations, executors, administrators, trustees, guardians or others who hold shares in a fiduciary or representative capacity. Contact the Funds' transfer agent, U.S. Bancorp Fund Services, LLC, in advance at 1-800-656-3017 or 1-414-765-4124.

TO OBTAIN A SIGNATURE GUARANTEE


  A signature guarantee assures that a signature is genuine. It protects shareholders from unauthorized account transfers. You may obtain a signature guarantee from domestic banks, brokers-dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations as well as from participants in the New York Stock Exchange Medallion Signature Program and the Securities Transfer Agents Medallion Program. A NOTARIZED SIGNATURE IS NOT ACCEPTABLE.


SEND A LETTER OF INSTRUCTION

  Include with your letter the necessary information you have already assembled.

THE PRICE YOU WILL RECEIVE FOR YOUR SHARES

  The redemption price per share is the next determined NAV after U.S. Bancorp Fund Services, LLC, the Funds' transfer agent, receives your written request in proper form with all the required information listed above.

BY MAIL

  FOR FIRST CLASS MAIL

  Brandywine Fund, Inc. or
    Brandywine Blue Fund, Inc.
  c/o U.S. Bancorp Fund Services, LLC
  P.O. Box 701
  Milwaukee, WI 53201-0701

  FOR OVERNIGHT DELIVERY SERVICE OR REGISTERED MAIL:

  Brandywine Fund, Inc. or
    Brandywine Blue Fund, Inc.
  c/o U.S. Bancorp Fund Services, LLC
  615 E. Michigan St., 3rd Floor
  Milwaukee, WI 53202-5207

  PLEASE DO NOT MAIL LETTERS BY OVERNIGHT DELIVERY SERVICE OR REGISTERED MAIL TO THE POST OFFICE BOX ADDRESS. THE FUNDS DO NOT CONSIDER THE U.S. POSTAL SERVICE OR OTHER INDEPENDENT DELIVERY SERVICES TO BE THEIR AGENTS. THEREFORE, DEPOSIT IN THE MAIL OR WITH SUCH SERVICES, OR RECEIPT AT U.S. BANCORP FUND SERVICES, LLC POST OFFICE BOX, OF PURCHASE APPLICATIONS OR REDEMPTION REQUESTS DO NOT CONSTITUTE RECEIPT BY THE TRANSFER AGENT OR THE FUNDS.

BY TELEPHONE

  Instruct U.S. Bancorp Fund Services, LLC that you want the option of redeeming shares by telephone. This can be done by completing the appropriate section on the share purchase application.

  Assemble the same information that you would include in the letter of instruction for a written redemption request.

  Call U.S. Bancorp Fund Services, LLC at 1-800-656-3017 or 1-414-765-4124. PLEASE DO NOT CALL THE FUNDS OR THE ADVISER.

THROUGH SERVICING
AGENTS

  If your shares are held by a Servicing Agent, you must redeem your shares through the Servicing Agent. Contact the Servicing Agent for instructions on how to do so. If the Funds have entered into an agreement with a Servicing Agent pursuant to which the Servicing Agent (or its designee) has been authorized to accept redemption requests on behalf of the Funds, then all redemption requests received in good order by the Servicing Agent (or its designee) before 4:00 p.m. Eastern Time will receive that day's net asset value, and all redemption requests received in good order by the Servicing Agent (or its designee) after 4:00 p.m. Eastern Time will receive the next day's net asset value.

AUTOMATICALLY

  The Systematic Withdrawal Plan option may be activated if you have a minimum of $25,000 in either your Brandywine Fund account or your Brandywine Blue Fund account.

  This option allows you to redeem a specific dollar amount from your account on a regular basis. You may vary the amount or frequency of withdrawal payments or temporarily discontinue them. For more information or to request the appropriate form, please call U.S. Bancorp Fund Services, LLC at 1-800-656-3017 or 1-414-765-4124.

                         PAYMENT OF REDEMPTION PROCEEDS

A CHECK WILL BE MAILED TO YOU

  A check in payment for your redeemed shares will be mailed to you at your address of record no later than the seventh day after U.S. Bancorp Fund Services, LLC receives your valid request.

  Exception: If the shares being redeemed were purchased by check, the Fund may delay the payment of your redemption proceeds until it is reasonably satisfied the check has cleared. This normally may take up to 3 days from the date of purchase for local personal or corporate checks and up to 7 days from the date of purchase for other personal or corporate checks.

  If you redeem by telephone, U.S. Bancorp Fund Services, LLC normally will transfer the redemption proceeds to your designated bank account if you have elected to receive redemption proceeds by either electronic funds transfer or wire. If you redeem shares through a Servicing Agent, you will receive your redemption proceeds in accordance with the procedures established by the Servicing Agent.

ELECTRONIC TRANSFERS

  If you have established this option, your redemption proceeds can be electronically transferred to your designated bank account. An Electronic Funds Transfer ("EFT") generally takes up to 3 business days to reach the shareholder's bank account. There is no fee for this option. Your bank must be a member of the Automated Clearing House Network ("ACH").

BY WIRE

  If you have established this option, your redemption proceeds can be wired directly into your designated bank account. The transfer agent, U.S. Bancorp Fund Services, LLC, currently charges a $15 fee for each wire, which is deducted from the shareholder's account.

                      DISCLOSURES RELATED TO MARKET TIMING


  Frequent purchases and redemptions of shares of the Funds by a shareholder may harm other shareholders by interfering with the efficient management of the Funds' portfolios, increasing brokerage and administrative costs, and potentially diluting the value of their shares. However, the Funds' Board of Directors has determined not to adopt policies and procedures that discourage frequent purchases and redemptions of shares of the Funds because the Funds have not experienced frequent purchases and redemptions of shares of the Funds that have been disruptive to the Funds.



  The Funds' officers receive reports on a regular basis as to purchases and redemptions of shares of the Funds and review these reports to determine if there is any unusual trading in shares of the Funds. The Funds' officers will report to the Board of Directors any such unusual trading in shares of the Funds. In such event, the Funds' Board of Directors will reconsider its decision not to adopt policies and procedures.



  This policy does not affect the Funds' right to reject any purchase request. The Funds reserve the right to modify this policy at any time as they deem fit, and as may be required by regulatory requirements.


                             HOW TO EXCHANGE SHARES

  You may exchange shares of Brandywine Blue Fund for shares of Brandywine
Fund, and exchange shares of Brandywine Fund for shares of Brandywine Blue Fund, provided that you can meet or have met the $10,000 minimum. Before exchanging your shares, you should first carefully read the appropriate sections of the prospectus for the new Fund and you should consider the tax consequences if yours is a taxable account.

IMPORTANT TAX NOTE:

  WHEN YOU EXCHANGE SHARES, YOU ARE REDEEMING YOUR SHARES IN ONE FUND AND BUYING SHARES OF ANOTHER FUND. FOR FEDERAL INCOME TAX PURPOSES, SUCH AN EXCHANGE IS A TAXABLE EVENT IN WHICH YOU MAY REALIZE A CAPITAL GAIN OR LOSS. BEFORE MAKING AN EXCHANGE REQUEST, YOU SHOULD CONSULT A TAX OR OTHER FINANCIAL ADVISER TO DETERMINE THE TAX CONSEQUENCES. (THIS CONCERN DOES NOT APPLY TO IRA OR OTHER TAX EXEMPT ACCOUNTS.)

  To exchange shares, send your written request to:

  FOR FIRST CLASS MAIL

  Brandywine Fund, Inc. or
    Brandywine Blue Fund, Inc.
  c/o U.S. Bancorp Fund Services, LLC
  P.O. Box 701
  Milwaukee, WI 53201-0701

  FOR OVERNIGHT DELIVERY SERVICE OR REGISTERED MAIL:

  Brandywine Fund, Inc. or
    Brandywine Blue Fund, Inc.
  c/o U.S. Bancorp Fund Services, LLC
  615 E. Michigan St., 3rd Floor
  Milwaukee, WI 53202-5207

  PLEASE DO NOT MAIL LETTERS BY OVERNIGHT DELIVERY SERVICE OR REGISTERED MAIL TO THE POST OFFICE BOX ADDRESS.

  YOU MUST INCLUDE:

  Account name
  Account number
  Amount or number of shares of Fund to be exchanged

  The registration (both name and address) of the account from which the exchange is being made and the account to which the exchange is being made must be identical. The signatures of all registered account owners are required.

  At the present time there are no limitations on the number of exchanges a shareholder can make, and no exchange fee is currently imposed by the Funds on exchanges. THE FUNDS DO NOT PERMIT TELEPHONE EXCHANGES.

                            DIVIDENDS, DISTRIBUTIONS
                                   AND TAXES

  The Funds distribute annually all of their net earnings in the form of dividends and capital gains distributions. As long as the Funds meet the requirements for being a regulated investment company, which is their intent, they pay no federal income tax on the earnings they distribute to the shareholders. Consequently, distributions you receive from the Funds, whether reinvested in additional shares of the Funds or taken as cash, are taxable to the shareholder in all accounts except tax-exempt accounts.

  Income dividends come from the dividends that the Funds earn from their holdings as well as interest they receive from their cash investments, less expenses. Capital gains are realized whenever the Funds sell securities for higher prices than they paid for them. These capital gains are either short term or long term depending on how long the Funds held the securities.

  Most investors have their dividends and capital gains distributions reinvested in additional shares of the Funds. When you open an account, you must specify on your application how you want to receive your distributions. YOU MAY CHANGE YOUR DISTRIBUTION OPTION ANYTIME BY WRITING OR CALLING THE FUNDS AT 1-800-656-3017 OR 1-414-765-4124.

  You can receive distributions of dividends and capital gains in two ways:

1. REINVESTMENT

  Dividends and capital gains are automatically reinvested in additional shares of the Funds, unless you request them to be paid in cash. You will be advised of the number of shares purchased and the price paid following each reinvestment. The amount so reinvested is added to the basis value of your total investment.

2. DIVIDENDS AND CAPITAL GAINS IN CASH

  Both dividends and capital gains are paid in cash. You may choose to have such amounts mailed to you, or forwarded by EFT (Electronic Funds Transfer) to your account.

  If you elect to have dividends and/or capital gains paid in cash, the Funds will automatically reinvest all distributions under $10 in additional shares of the Fund.

  If you elect to receive distributions and capital gains paid in cash and the U.S. Postal Service cannot deliver the check, or if a check remains outstanding for six months, the Fund reserves the right to reinvest the distribution check in your account. The reinvestment will be at such Fund's current net asset value and all subsequent distributions will also be reinvested.

  THE PRIMARY DISTRIBUTION WILL NORMALLY BE MADE NEAR THE END OF OCTOBER, FOLLOWING THE CLOSE OF THE FUNDS' FISCAL YEAR, WITH A SECOND DISTRIBUTION, IF REQUIRED, AT THE END OF DECEMBER.

  In January, the Funds will mail to you Form 1099 detailing your dividends and capital gains distributions and their federal tax status, although you should verify your tax liability with your tax adviser.

  Even if you buy shares shortly before or on the "record date", the date that establishes you as the person to receive the upcoming distribution, you will receive the full taxable distribution. This may seem unfair to a taxable investor who has yet to enjoy the returns of the Fund which generated the distribution. However, your future tax liability may be reduced as a result of the distribution. In any case, you may wish to consider the Funds' record date before investing.

  The receipt of proceeds of the redemption of shares held in an IRA will constitute a taxable distribution of benefits from the IRA unless a qualifying rollover contribution is made. SHAREHOLDERS WHO REDEEM SHARES HELD IN AN IRA MUST INDICATE ON THEIR REDEMPTION REQUEST WHETHER OR NOT TO WITHHOLD FEDERAL INCOME TAXES. IF NOT, THESE REDEMPTIONS, AS WELL AS REDEMPTIONS OF OTHER RETIREMENT PLANS NOT INVOLVING A DIRECT ROLLOVER TO AN ELIGIBLE PLAN, WILL BE SUBJECT TO FEDERAL INCOME TAX WITHHOLDING.

                             SHAREHOLDER STATEMENTS
                                  AND REPORTS

  To help you keep accurate records, we will send you a confirmation immediately following each transaction you make. In January, we will send you a clear, concise statement detailing all your transactions during the year. For taxable accounts, this year-end statement also includes the 1099 information indicating the tax status of any dividends and capital gains distributions made to you. Information on the status of your account is always available by telephone.

  Four times a year, the Adviser will send you a report on the Funds. These comprehensive reports include an assessment of the Funds' performance, various comparisons to benchmarks, an overview of the markets, a report from the Adviser, listings of the Funds' holdings and other items of interest. The Adviser will also provide interim letters to update shareholders about important matters.

                         ACCOUNT SERVICES AND POLICIES

IMMEDIATE BALANCE INFORMATION

  Through an electronic Voice Response Unit ("VRU"), we offer 24-hour-a-day shareholder service. Just call 1-800-656-3017 for an update on your account balance or latest share prices. The VRU will guide you to your desired information. Remember to have your account number handy.

WEB SITE

  Visit the Funds' site at:
     http://www.brandywinefunds.com

  You can confirm your account balance and review recent transactions through our Web site. We are committed to protecting your personal financial security and have strict measures in place to ensure that others will never have access to your personal financial information.

  To access your account or establish your personal identification number
(PIN), you must verify your identity by providing your social security number or tax identification number, and your account number. When you establish your PIN, you will also be prompted to create a "Reset PIN Question and Answer" to enable you to reset a disabled or forgotten PIN directly from the website. Should you require assistance with your account access, please contact a Shareholder Services Representative at 1-800-656-3017 or 1-414-765-4124.

ACCOUNT MINIMUMS

  The Funds reserve the right to redeem the shares held in any account, other than an IRA, if at the time of any exchange or redemption of shares in the account, the value of the remaining shares in the account falls below $5,000. The shareholder will be notified that the value of his account is less than the minimum and allowed at least 60 days to make an additional investment.

TELEPHONE TRANSACTIONS

  It may be difficult to reach the Funds by telephone during periods of unusual market activity. If you are unable to reach a representative by telephone, you may have to send written instructions.

  Neither the Funds nor U.S. Bancorp Fund Services, LLC will be liable for following instructions for telephone redemption transactions that they reasonably believe to be genuine, provided reasonable procedures are used to confirm the genuineness of the telephone instructions, but may be liable for unauthorized transactions if they fail to follow such procedures. These procedures include requiring some form of personal identification prior to acting upon the telephone instructions and recording all telephone calls.

  Procedures for telephone redemptions may be modified or terminated at any time by the Funds or their transfer agent, U.S. Bancorp Fund Services, LLC.

  The Funds reserve the right to refuse a telephone redemption request if it is believed advisable to do so.

ADDRESS CHANGES

  To change the address on your account, call U.S. Bancorp Fund Services, LLC at 1-800-656-3017 or 1-414-765-4124. Any written redemption requests received within 30 days after an address change, whether such address change is made in writing or by telephone, must be accompanied by a signature guarantee. NO TELEPHONE REDEMPTIONS WILL BE ALLOWED WITHIN 30 DAYS OF AN ADDRESS CHANGE.

TEMPORARY SUSPENSION OF SERVICES

  The Funds can stop selling shares at any time and may postpone payment at times when the New York Stock Exchange is closed or under any emergency circumstances as determined by the U.S. Securities and Exchange Commission.

                              FINANCIAL HIGHLIGHTS

  The financial highlights table is intended to help you understand the Funds' financial performance for the past 5 years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Funds (assuming reinvestment of all dividends and distributions). This information has been audited by Pricewater-houseCoopers LLP, whose report, along with the Funds' financial statements, are included in the Annual Report, which is available upon request. To obtain a copy, call 1-800-656-3017 or 1-414-765-4124.

                             BRANDYWINE FUND, INC.

                                                                                  YEARS ENDED SEPTEMBER 30,
                                                               ----------------------------------------------------------------
                                                               2004           2003           2002           2001           2000
                                                               ----           ----           ----           ----           ----
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year                            $21.30         $19.08         $22.93         $46.23         $35.09

Income from investment operations:
   Net investment loss(1)<F13>                                 (0.13)         (0.10)         (0.12)         (0.09)         (0.25)
   Net realized and unrealized
     gains (losses) on investments                              3.02           2.32          (3.73)         (7.10)         14.51
                                                              ------         ------         ------         ------         ------
Total from investment operations                                2.89           2.22          (3.85)         (7.19)         14.26

Less distributions:
   Dividend from net investment income                            --             --             --             --             --
   Distributions from net realized gains                          --             --             --         (16.11)         (3.12)
                                                              ------         ------         ------         ------         ------
Total from distributions                                          --             --             --         (16.11)         (3.12)
                                                              ------         ------         ------         ------         ------
Net asset value, end of year                                  $24.19         $21.30         $19.08         $22.93         $46.23
                                                              ------         ------         ------         ------         ------
                                                              ------         ------         ------         ------         ------
TOTAL RETURN                                                   13.57%         11.64%        (16.79%)       (22.46%)        42.81%

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of year (in 000's $)                    3,586,793      3,385,590      3,196,859      4,302,986      5,983,163
   Ratio of expenses to average net assets                      1.08%          1.09%          1.08%          1.06%          1.04%
   Ratio of net investment loss to average net assets          (0.55%)        (0.53%)        (0.52%)        (0.32%)        (0.61%)
   Portfolio turnover rate                                     247.0%         279.3%         272.9%         284.3%         244.0%

(1)<F13> In 2004, 2003, 2002 and 2001, net investment loss per share was calculated using average shares outstanding. In 2000, net investment loss per share was calculated using ending balances prior to consideration of adjustments for book and tax differences.

                           BRANDYWINE BLUE FUND, INC.

                                                                                  YEARS ENDED SEPTEMBER 30,
                                                               ----------------------------------------------------------------
                                                               2004           2003           2002           2001           2000
                                                               ----           ----           ----           ----           ----
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year                            $21.40         $18.30         $21.31         $37.39         $29.46

Income from investment operations:
   Net investment loss(1)<F14>                                 (0.08)         (0.08)         (0.05)         (0.05)         (0.21)
   Net realized and unrealized
     gains (losses) on investments                              3.89           3.18          (2.96)         (5.32)         10.32
                                                              ------         ------         ------         ------         ------
Total from investment operations                                3.81           3.10          (3.01)         (5.37)         10.11

Less distributions:
   Dividend from net investment income                            --             --             --             --             --
   Distributions from net realized gains                          --             --             --         (10.71)         (2.18)
                                                              ------         ------         ------         ------         ------
Total from distributions                                          --             --             --         (10.71)         (2.18)
                                                              ------         ------         ------         ------         ------
Net asset value, end of year                                  $25.21         $21.40         $18.30         $21.31         $37.39
                                                              ------         ------         ------         ------         ------
                                                              ------         ------         ------         ------         ------
TOTAL RETURN                                                   17.80%         16.94%        (14.12%)       (19.92%)        35.53%

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of year (in 000's $)                      531,516        312,726        217,738        271,947        407,839
   Ratio of expenses to average net assets                      1.13%          1.14%          1.13%          1.09%          1.07%
   Ratio of net investment loss to average net assets          (0.32%)        (0.41%)        (0.26%)        (0.18%)        (0.56%)
   Portfolio turnover rate                                     247.4%         300.0%         310.7%         274.5%         245.7%

(1)<F14> In 2004, 2003, 2002 and 2001, net investment loss per share was calculated using average shares outstanding. In 2000, net investment loss per share was calculated using ending balances prior to consideration of adjustments for book and tax differences.

                        BRANDYWINE FUNDS PRIVACY POLICY

Your privacy is important to all of us at the Brandywine Funds.

We do not sell your or former shareholders' nonpublic personal information to anyone.

1. We collect nonpublic personal information about you from what we receive on applications or other forms and from your transactions with us.

2. We may disclose your nonpublic personal information to unaffiliated third parties (such as the Funds' transfer agent) to assist us in providing services to you; to governmental authorities in response to inquiries; or as otherwise permitted by law.

3. We restrict access to your nonpublic personal information to those employees who need to know that information in order to serve you. We maintain physical, electronic and procedural safeguards to protect your nonpublic personal information.

                  HOUSEHOLD DELIVERY OF SHAREHOLDER DOCUMENTS

Only one Prospectus, Annual and Semiannual Report will be sent to shareholders with the same last name and address on their Brandywine accounts, unless you request multiple copies. If you would like to receive separate copies, please call us at 1-800-656-3017 or 1-414-765-4124. We will begin sending your additional copies free of charge within 30 days. IF YOUR SHARES ARE HELD THROUGH A FINANCIAL INSTITUTION, PLEASE CONTACT THEM DIRECTLY.

                              THE BRANDYWINE FUNDS

                          (THE BRANDYWINE FUNDS LOGO)

                              The Brandywine Funds
                               3711 Kennett Pike
                                 P.O. Box 4166
                           Greenville, Delaware 19807
                           E-mail: bfunds@friess.com
                    Website: http://www.brandywinefunds.com
                        1-800-656-3017 or 1-414-765-4124

To learn more about the Brandywine Funds, you may want to read the Statement of Additional Information ("SAI") which contains additional information about the Funds. The Brandywine Funds have incorporated by reference the SAI into the Prospectus. This means that you should consider the contents of the SAI to be part of the Prospectus.

You also may learn more about Brandywine Funds' investments by reading the Funds' annual and semi-annual reports to shareholders. The annual report includes a discussion of the market conditions and investment strategies that significantly affected the performance of each Fund during the fiscal year.

The SAI and the Funds' annual and semi-annual reports are available, without charge, by calling 1-800-656-3017 or 1-414-765-4124 or by writing to:

  The Brandywine Funds
  3711 Kennett Pike
  P.O. Box 4166
  Greenville, Delaware 19807

Prospective investors and shareholders who have questions about Brandywine Funds may also call the above numbers or write to the above address.

The general public can review and copy information about Brandywine Funds (including the SAI) at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. (Please call 1-202-942-8090 for information on the operations of the Public Reference Room.) Reports and other information about Brandywine Funds are also available on the EDGAR Database on the Securities and Exchange Commission's Internet site at http://www.sec.gov and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing to:

  Public Reference Section
  Securities and Exchange Commission
  Washington, D.C. 20549-0102

Please refer to Brandywine Funds Investment Company Act File No. 811-04447 for Brandywine Fund and No. 811-06221 for Brandywine Blue Fund when seeking information about the Funds from the Securities and Exchange Commission.